US-Based, NYSE MKT Listed Industry Leading Gold Ownership Per Share NYSE MKT: PZG May 2017 Exhibit 99.1

This Presentation contains “forward-looking statements” within the meaning of applicable securities laws relating to Paramount Gold Nevada Corp. (“Paramount”, “we”, “us”, “our”, or the “Company”) which represent our current expectations or beliefs including, but not limited to, statements concerning our operations, performance, and financial condition. These statements by their nature involve substantial risks and uncertainties, credit losses, dependence on management and key personnel, variability of quarterly results, and our ability to continue growth. Statements in this presentation regarding planned drilling activities and any other statements about Paramount’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. For this purpose, any statements contained in this presentation that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “anticipate”, “intend”, “could”, “estimate”, or “continue” or the negative or other comparable terminology are intended to identify forward-looking statements. Other matters such as our growth strategy and competition are beyond our control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Cautionary Note to U.S. Investors - All mineral resources have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in National Instrument 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the Securities and Exchange Commission (“SEC”) Industry Guide 7. Canadian and Guide 7 standards are substantially different. The SEC permits mining companies, in their filings, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this document, such as "reserves," "resources," "geologic resources," "proven," "probable," "measured," "indicated," and "inferred," which are not recognized under Industry Guide 7. U.S. Investors should be aware that the issuer has no "reserves" as defined by Industry Guide 7 and are cautioned not to assume that any part or all of mineral resources will be confirmed or converted into Industry Guide 7 compliant "reserves". Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute Industry Guide 7 "reserves" by SEC standards as in-place tonnage and grade without reference to unit measures. Mineral resources that are not mineral reserves do not have demonstrated economic viability. FORWARD LOOKING STATEMENTS paramountnevada.com | @ParamountNV

paramountnevada.com | @ParamountNV Overview Acquire, Explore & Develop US Gold Assets Two Advanced stage assets with Robust Economics and over 8 million ozs of Au Eq. Advancing Grassy Mountain to Production PFS in progress Short timeframe to Permit Application Experienced team with a proven track record $200M transaction Coeur Mining/Paramount Gold and Silver

The Paramount Strategy Geography Mid Stage Gold Projects Economic Viability Adding Value & Reducing Risk

paramountnevada.com | @ParamountNV U.S. Only Nevada Oregon Defined Permitting Processes Low Risk Jurisdiction Supportive Skills and Physical Infrastructure Pro-Growth Federal Policies

paramountnevada.com | @ParamountNV Low Risk Advanced Stage Projects District Scale Land Packages in Non-Sensitive Areas Extensively Engineered to De-Risk ( eg . met tests) Exploration Upside to Add Value Significant M&I Resources in Place Demonstrated Economic Viability (Completed PEA’s)

paramountnevada.com | @ParamountNV Industry-leading Gold Ownership Per Share: 0.47 AuEq. oz per Share Project That Works with a Low Gold Price Outstanding Leverage to a Higher Gold Price High Grade Grassy Mountain Gold Project has Robust Economics (5.32g/T Au) Over 6 million ounces of contained AuEq at Sleeper Gold Project

Grassy Mountain: Advancing to Production paramountnevada.com | @ParamountNV District Scale Land Package (3,763 hectares) High Grade Deposit Located on Private Land Proven Metallurgy Well Defined M&I Resource PEA Level OREGON IDAHO NEVADA GRASSY

Oregon: West Coast vs. Eastern Border paramountnevada.com | @ParamountNV No human habitation to disturb No protected wildlife or species Nevada like Desert Aging population Median salary $15-20,000 lower than state average Higher crime rate and child poverty than state average Fewer receive bachelor degrees than state average

Oregon: Income Distribution paramountnevada.com | @ParamountNV

paramountnevada.com | @ParamountNV Tonnes (000’s) Au Grade (g/T) Au Ounces Ag Grade (g/T) Ag Ounces Global Resource 68,693 0.82 1,653,000 2.25 4,976,000 PEA UG Resource 3,245 5.32 511,000 8.9 843,000 Grassy Mountain Mineralized Material (M&I)

paramountnevada.com | @ParamountNV Grassy Stands Alone as a High Grade Deposit

paramountnevada.com | @ParamountNV Grassy Mountain High Grade Underground Core High grade core starts 200-300ft. below surface Lower grade envelope 50 ft. below surface Inexpensive to drill Ore body accessible by gently sloping ramp 100 ft.

paramountnevada.com | @ParamountNV Outstanding Gold Recoveries Extensive testing confirms best recovery option Proven low cost gravity separation with tail leach combination 100 Mesh Gravity Concentration 26% Tail Leach 95.8% Total Au Recovery 97%

Gold Price (USD$) $ 1,300 Silver Price (USD$) $ 17.50 1,000 T/day Operation Avg. Annual Gold Production (ounces) 53,000 Avg. Annual Silver Production (ounces) 82,000 Pre-Production Capital Costs (L.O.M) $ 119.6 M ($140 M) Production Life (years) 9 Cash Cost per Au  Ounce (USD) $ 577 All-in Cost per Au Ounce (USD) $ 880 Pre-Tax  Post-Tax NPV at 10% Discount Rate (USD) $101 M $72 M IRR (Internal Rate of Return) 32.60% 27.0% Payback Period (years) 3.2 Grassy Mountain PEA Economics (July 2015, MMC Inc.) paramountnevada.com | @ParamountNV

paramountnevada.com | @ParamountNV Possible Economic Gains in PFS CapEx Reductions Process and infrastructure design Cash Cost Reductions Increased mining efficiency Reporting of Reserves Transition from resources to reserves

Plan to Enhance GM Value: Complete PFS and Permitting $6M projected budget through to permitting A PLANNED PATH FROM ACQUISITION TO CONSTRUCTION

paramountnevada.com | @ParamountNV Drilling Finds More High Grade Assays released Jan 30th from first 4 holes of current program GM 16-02 intersected 43m of 47.51g/T gold and 12.7 g/T silver, well above grade predicted by PEA model Intercept included 1.5m of 1,090 g/T gold

paramountnevada.com | @ParamountNV Oregon Is Now Open for Business Mining contributes to the economy and well-being of the people of Oregon.* The mining of minerals is a natural resource use.* In eastern Oregon, including Lake, Harney, Malheur, Baker and Grant Counties, diversifying the types of natural resource uses that contribute to local economies enables those economies to better withstand temporary economic declines that affect specific natural resource uses. In the same way that a diversified economy is good for a large metropolitan area, a diversified natural resource economy is good for eastern Oregon.* Technological advances in the mining industry, coupled with reclamation efforts, have greatly reduced the environmental impacts of mining operations. The size and scope of modern operations is such that the operations do not cause interference with other natural resource uses, particularly in an area as vast as eastern Oregon.* Mining operations should be encouraged and supported in eastern Oregon as a means for residents and communities to improve their economies and well-being.* *Cited from 517.005 was enacted into law by the Legislative Assembly in 2015 [c.826 §1]

DOGAMI Division 37: Established to Comprehensively Govern the Consolidated Permitting of Mining Operations Key Groups: Project Coordinating Committee and the Technical Review Team Defined steps with set response times through to receipt of a final permit paramountnevada.com | @ParamountNV Permitting Process in Oregon Well Defined www.oregongeology.org

paramountnevada.com | @ParamountNV Permitting Is Well Advanced Environmental Baseline Studies Initial Plan of Operations Submitted TRT Permission received to Commence PFS Drilling TRT Permission received for Installation of Deep Monitoring Wells EIS Contractor Selected by BLM Executed MOU with BLM, State Regulators and EIS Contractor Amended Notice of Intent (Expanded Permit Area) Baseline Studies in Expanded Permit Area Foundation Geotech & Borrow Area Work Plans Submit Revised Plan of Operation BLM Initiate EIS Submit Consolidated Mining Permit Application (State)

Exploration Upside Confirmed by Historical Drilling

Sleeper Gold Project 100% ownership of former high grade open pit gold producer AMAX Gold produced 1.7 million ounces of gold from 1986-96 Large, near surface, low grade resource with excellent exploration potential Large land position (15,500 hectares) and valuable infrastructure (Access by major roadways, water rights owned, electrical power on site) paramountnevada.com | @ParamountNV

Vale Boise Winnemucca Grasssy SLEEPER The Sleeper Gold Project paramountnevada.com | @ParamountNV Tonnes (000’s) Gold Grade (g/T) Gold (000’s of ounces) Measured 200,500 0.39 2,488 Indicated 93,900 0.31 933 M&I 294,400 0.36 3,421 Inferred 241,800 0.32 2,472 Silver M&I resource of 30.7M ozs. and inferred of 15M ozs. Annual holding costs of $400,000—a low cost option on over 6 million ounces of AuEq

Gold Price (USD$) $ 1,250 Silver Price (USD$) $ 16 30,000 T/Day Heap Leach Operation Average Annual Gold Production (ounces) 83,500 Average Annual Silver Production (ounces) 82,500 Pre-Production Capital Costs (L.O.M) $ 175 M ($259 M) Production Life (Payback) 9yrs (3.5yrs) Cash Cost per Au  Ounce (USD) $ 529 All-in Cost per Au Ounce (USD) $ 869 Pre-Tax  Post-Tax NPV at 5% Discount Rate (USD) $201.8 M $126 M IRR (Internal Rate of Return) 28.4% 20.0 % Gold and silver recoveries of 73.6% & 14.6% respectively PEA Economics (December 2015, MMC Inc.) paramountnevada.com | @ParamountNV

paramountnevada.com | @ParamountNV Sleeper Sensitivity Analysis (Post-tax) GOLD PRICE ($) NPV ($US M) 10% IRR (%) 1,300 $89.8 22 1,400 $125.3 27 1,500 $160.7 31 1,600 $196.2 36 1,700 $231.6 40 1,800 $267.1 44 1,900 $302.5 48

paramountnevada.com | @ParamountNV Exploration Upside: Confirmed by Magnetic & Gravity Mag-Survey identifies five priority targets found on corridor south of Sleeper mine Sampling found anomalous Au values corresponding to the gravity anomalies Evaluate a move to PFS: grade, capital costs, gold market

Stock Exchange and Symbol NYSE MKT: PZG Cash Position $4.5M (As at March 31, 2017) Debt Nil Share Price $1.65 (As at May 12, 2017, 2017) Shares Outstanding 17,779,054 (As at April 13, 2017) Options & Warrants Outstanding 2,090,000 Market Capitalization ~$29 Million Average Daily Volume (3 months) 46,660 (As at May 12, 2017) paramountnevada.com | @ParamountNV Corporate Overview Strategic Shareholders: FCMI Financial Corp. (Albert Friedberg) and Seabridge Gold Inc. Combined ownership of ~ 24%

Experienced Team paramountnevada.com | @ParamountNV Glen van Treek (President & CEO, Director) 26+ years of experience in all stages of the mining life cycle … from junior exploration to major producers Carlo Buffone (CFO) 20+ years in senior financial management roles including buy and sell side M&A experience Nancy Wolverson (Project Manager) VP Exploration & COO of Paramount Gold & Silver Corp. from 2011 through the merger with Coeur Mining in April 2015 30+ years of experience in mineral exploration and development throughout the U.S and internationally From 2011 through 2015 she held the same position at Paramount Gold & Silver Corp. Christos Theodossiou (Director – Corporate Communications) 10+ years of investor relations experience in the junior exploration sector With Paramount Gold and Silver Corp. from inception in 2005 through its acquisition in 2015 CFO of Paramount Gold & Silver Corp. from 2010 through acquisition

Professional Governance By Directors paramountnevada.com | @ParamountNV David Smith Eliseo Gonzalez-Urien John Carden Vice President Finance and CFO of Seabridge Gold since 2007 Professional Geologist Extensive international experience spans a wide array of industries with a particular emphasis on mining 35+ yrs. experience in exploration management, teaching and research Over 20 years of mineral industry & public accounting experience Exploration Geologist with 30+ yrs. of experience Formerly VP and CFO of both Finning International and Ballard Power Systems, &16 yrs. experience with Sr. gold Co’s Pierre Pelletier Environmental Engineer and Qualified Person under National Instrument NI 43-101 Rudi P Fronk (Chairman) 30+ years experience in the gold sector primarily as a senior officer and director In 1999, he Co-founded Seabridge Gold, a US$600+ million market cap company Former VP Exploration with Placer Dome, Director Christopher Reynolds 20+ yrs of experience spanning the operational, technical & financial aspects of the environmental consulting industry managing complex environmental and social impact projects

Drill Program Assay results (mid 2017) Commencement of EIS by the Bureau of Land Management (Q3 2017) Completion of PFS (Early 2018) Updated Resource Estimation & Conversion to Reserves Commencement of the Consolidated Permit Application (Early 2018) paramountnevada.com | @ParamountNV Summary of Catalysts

Grassy offers near term production in the current Gold price environment Sleeper provides low cost optionality on a rising price of Gold Low risk with high leverage and strong upside to the gold price Why Invest in Paramount? paramountnevada.com | @ParamountNV

paramountnevada.com | @ParamountNV High Gold Ownership Per Share vs Peers Ounces per Share * On a global Gold Equivalent resource basis

paramountnevada.com | @ParamountNV Enterprise Value / Resource vs Peers $/oz. of Au